UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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BELL INDUSTRIES, INC.

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8888 Keystone Crossing
Suite 1700
Indianapolis, Indiana 46240-7657
Dear Shareholder:
Our annual meeting of shareholders will be held at our headquarters, 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, at 12:00 p.m., local time, on Thursday, December 10, 2009.
This year, we are pleased to take advantage of the Securities and Exchange Commission’s e-proxy rules that allow companies to furnish proxy materials to their shareholders primarily via the Internet. We believe this process allows us to provide our shareholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. On or about October 26, 2009, we will mail most of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of paper copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008, proxy statement and proxy card. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy of our proxy materials. All shareholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail. On the mailing date of the Notice, all shareholders of record and street name holders will have the ability to access all of our proxy materials, including the proxy statement, via the Internet at www.proxyvote.com.
Each of the proposals to be presented at the annual meeting is described in more detail in the proxy statement. We urge you to carefully review the proxy statement before you vote your shares.
Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote promptly via the Internet or by telephone by following the instructions on the Notice or the proxy card, or if you received a printed set of proxy materials, you may vote by signing, dating and promptly returning the accompanying proxy card in the postage-paid envelope provided for that purpose. Voting via the Internet or by telephone or returning a completed proxy card will ensure your representation at the annual meeting.
We look forward to seeing you on December 10.
Sincerely yours,
MARK E. SCHWARZ
Chairman of the Board of Directors
October 23, 2009

BELL INDUSTRIES, INC.
8888 Keystone Crossing
Suite 1700
Indianapolis, Indiana 46240-7657
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 10, 2009
TO OUR SHAREHOLDERS:
NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Bell Industries, Inc., a California corporation, will be held at 12:00 p.m., local time, on Thursday, December 10, 2009, at our headquarters located at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, for the following purposes:
1. to elect four directors to hold office until the next annual meeting of shareholders and thereafter until their successors have been elected and qualified. Our four nominees are: Mr. Dale A. Booth, Mr. Clinton J. Coleman, Mr. Michael R. Parks and Mr. Mark E. Schwarz;
2. to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and
3. to transact any other business that may properly come before the annual meeting.
Your board recommends that you vote “FOR” each of the proposals. Shareholders of record at the close of business on October 12, 2009, are entitled to vote at the annual meeting and any postponement or adjournment thereof.
All shareholders are cordially invited to attend the annual meeting in person. To ensure your representation at the annual meeting, you are urged to vote promptly via the Internet or by telephone or, if you received a printed set of proxy materials, to mark, sign, date and return the accompanying proxy card promptly in the postage-paid envelope provided for that purpose. Any shareholder attending the annual meeting may vote in person even if he or she previously returned a proxy.
By order of the board of directors
KEVIN J. THIMJON
Secretary
Indianapolis, Indiana
October 23, 2009

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF BELL INDUSTRIES, INC.
TO BE HELD DECEMBER 10, 2009

INFORMATION ABOUT THE ANNUAL MEETING
This proxy statement and accompanying proxy are being provided to shareholders on or about October 26, 2009 in connection with the solicitation by the Board of Directors of Bell Industries, Inc., a California corporation (the “Company,” “we,” “us,” or “our”) of proxies to be voted at the 2009 annual meeting of shareholders, which will be held on Thursday, December 10, 2009 at our headquarters located at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240, or at any adjournment or postponement thereof.
What is the purpose of the annual meeting?
At the annual meeting, shareholders will consider and vote upon the following matters:
•	to elect four directors to our board of directors;
•	to ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and
•	to transact any other business that may properly come before the annual meeting.
This proxy statement contains information that we are required to provide you under the rules of the Securities and Exchange Commission (the “SEC”), and that is designed to assist you in voting your shares.
Why did I receive a Notice of Internet Availability of Proxy Materials?
Instead of initially mailing a printed copy of the proxy materials to each shareholder, we may now furnish proxy materials to our shareholders via the Internet under the e-proxy rules adopted by the SEC. On or about October 26, 2009, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our shareholders as of the close of business on October 12, 2009, the record date for the annual meeting, and we mailed a printed copy of the proxy materials to our other shareholders. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request such a copy in the manner described in the Notice. The Notice also instructs you as to how you may access and review this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and how you may submit your proxy to vote at the annual meeting.
This proxy statement, the form of the proxy card and voting instructions are being made available to our shareholders on or about October 26, 2009 at www.proxyvote.com. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 is being made available at the same time and by the same method. The Annual Report on Form 10-K is not to be considered as part of the proxy solicitation materials or as having been incorporated by reference.

Who is entitled to vote at the annual meeting?
Holders of record of our common stock at the close of business on October 12, 2009, the record date for the annual meeting, are entitled to vote at the annual meeting. As of the close of business on October 12, 2009, there were 433,416 shares of our common stock outstanding. Shareholders are entitled to cast one vote per share on each matter presented for consideration and action at the annual meeting.
How do I vote my shares?
You may specify whether your shares should be voted for all, some or none of the nominees for director and whether your shares should be voted for or against the other proposal. Depending on whether your shares are registered directly in your name (as a “shareholder of record”) or your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian (in “street name”), there are several methods you can choose from to cast your vote.
If you are a shareholder of record, you can vote your proxy in any one of these methods:
1.	Go to www.proxyvote.com shown on the Notice or your proxy card and vote via the Internet;
2.	You may vote by touchtone telephone by calling 1-800-690-6903 (this call is toll-free in the United States); or
3.	If you received a printed copy of the proxy card by mail, then mark, sign, date and promptly return your proxy card in the postage-paid envelope.
You will need to have the Notice, or if you received a printed copy of the proxy materials, your proxy card, available when voting via the Internet or by telephone. Therefore, please follow the specific instructions set forth on the Notice or proxy card. For security purposes, our electronic voting system has been designed to authenticate your identity as a shareholder of our common stock.
If you hold your shares as a “street name” holder, your broker, bank, custodian or nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the annual meeting?
If you decide to join us in person at our annual meeting and you are a shareholder of record, you may vote your shares in person at the meeting. If you hold your shares as a “street name” holder, you must obtain a proxy from your broker, bank, custodian or nominee, giving you the right to vote the shares at the meeting.
Regardless of whether you vote your shares at the annual meeting or by proxy and regardless of the number of shares of our common stock you own, your vote is important.
How does the board of directors recommend that I vote on the proposals?
The board of directors recommends a vote:
•	“FOR” each of the nominees for director listed in this proxy statement; and
•	“FOR” the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
If you do not specify how your shares are to be voted, your proxy will be voted in accordance with the recommendations of the board. With respect to any other matter that properly comes before the meeting or any adjournment or postponement thereof, your proxy will be voted as recommended by the board, or if no recommendation is given, in the proxyholders’ own discretion.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?
Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on the proposal to elect directors (Proposal No. 1), and the ratification of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal No. 2), which are routine matters.
Can I change my vote after I have voted my shares?
There are three ways in which you can change your vote before your proxy is voted at the annual meeting. First, you can send our secretary a written notice stating that you revoke your proxy. Second, you can submit a later dated vote via the Internet or by telephone or can submit a new proxy card, dated a later date than the first proxy card. Third, you can attend the annual meeting and vote in person. Your attendance at the annual meeting will not, however, by itself revoke your proxy. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares, you must follow directions received from your broker, bank or other nominee to change those instructions.
What votes are needed to hold the annual meeting?
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the annual meeting. If you have voted via the Internet or by telephone or returned a valid proxy card, or if you attend the meeting in person, your outstanding shares of common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the annual meeting. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting who will also determine whether or not a quorum is present. For purposes of determining whether a quorum is present, abstentions and broker non-votes, if any, will be counted as present.
What vote is required to approve each proposal?
Directors are elected by a plurality of the votes cast (Proposal No. 1). This means that the four individuals nominated for election to the board who receive the most votes will be elected. In voting for directors of the company, each shareholder has the right to cumulate votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the shares are entitled, or to distribute the votes on the same principle among as many candidates as the shareholder chooses. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. For a shareholder to exercise cumulative voting rights, such shareholder must give notice of his or her intent to cumulate votes prior to the vote at the meeting. The return of an executed proxy authorizes the board of directors the discretionary authority to cumulate votes.
Ratification of Crowe Horwath LLP as our independent registered public accounting firm (Proposal No. 2) requires the affirmative vote of a majority of the shares of our common stock represented and voting at the meeting (and which shares voting affirmatively also constitute at least a majority of the required quorum).

What is the effect of abstentions and broker non-votes on each proposal?
Election of Directors. If a quorum is present and voting, the four nominees receiving the highest number of votes will be elected to the board of directors. The election of directors is a routine matter for brokers that hold their clients’ shares in “street name.” As a result, neither abstentions nor broker non-votes will have an effect on the election of directors.
Ratification of the appointment of Crowe Horwath LLP as independent registered public accounting firm. The ratification of the appointment of an independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” As a result, broker non-votes will not have an effect on the outcome of this proposal. Abstentions will have the same effect as a negative vote.
Who will count the votes?
At our annual meeting, votes will be counted by Kevin J. Thimjon, who has been appointed by our board of directors to serve as the inspector of election. As the inspector of election, Mr. Thimjon will be present at the annual meeting to process and count the votes cast by our shareholders, make a report of inspection and certify as to the number of votes cast on each proposal.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Our board of directors currently consists of four members, three of whom are independent within the director independence standards of the American Stock Exchange, or AMEX. On the recommendation of our nominating committee, we are proposing to elect all four of the existing board members. Consequently, at the annual meeting, a total of four directors will be elected to hold office until the 2010 annual meeting of shareholders and until their successors have been elected and qualified.
Unless otherwise instructed, the proxyholders will vote the proxies received by them for the four nominees named below. If any of our nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.
Information Regarding Nominees for Director
Biographical summaries and ages as of the date hereof of individuals nominated for election as directors are provided below. There is no family relationship between any of our directors or executive officers.
Mark E. Schwarz, age 49, has been a director of our company since February 2000 and Chairman of the board of directors since September 2004. Since 1993, Mr. Schwarz has served as General Partner, directly or through entities that he controls, of Newcastle Capital Management, L.P., a private investment firm and the general partner of Newcastle Partners, L.P. (“Newcastle”). Mr. Schwarz currently serves as Chairman of the board of directors of Hallmark Financial Services, Inc., a property-and-casualty insurance holding company, of Pizza Inn, Inc., a franchisor and distributor to a chain-wide system of pizza restaurants, and of Wilhelmina International, Inc., a modeling and talent management company. Mr. Schwarz presently serves as a director of MedQuist, Inc., a medical transcription technology and services provider, and SL Industries, Inc., a power supply and power motion products manufacturer and several privately held companies.
Michael R. Parks, age 47, has been a director of our company since May 2000. Since 1991, Mr. Parks has been Chief Executive Officer of The Revere Group, an NTT Data company, a business and technology consulting company. Mr. Parks presently serves on the boards of True Partners (privately held company) and The Revere Group.
Clinton J. Coleman, age 32, has been a director of our company since January 2007 and Interim Chief Executive Officer since July 2007. He is also a Vice President of Newcastle. Mr. Coleman has also recently served as Interim Chief Financial Officer of Pizza Inn, Inc. between July 2006 and January 2007. Prior to joining Newcastle, Mr. Coleman served as a portfolio analyst with Lockhart Capital Management, L.P., an investment partnership, from October 2003 to June 2005. Previously, Mr. Coleman served as an associate with Hunt Investment Group, L.P., a private investment group, and as an associate director with the Mergers & Acquisitions Group of UBS. Mr. Coleman is also a director of Pizza Inn, Inc. and several privately held companies.
Dale A. Booth, age 51, has been a director of our company since September 2008. Since 2004, Mr. Booth has served as the Managing Member of Booth Partners, L.L.C., a private investment and consulting firm. From May 2007 to December 2008 he was Executive Chairman and Chief Executive Officer of SensorLogic Inc., a leading provider of wireless data management and connectivity solutions. Prior to that Mr. Booth served as President and Chief Executive Officer of privately held NextiraOne LLC between 2004 and 2007. From 2003 to 2004 Mr. Booth served as President and Chief Executive Officer of publically held Daisytek International and from 2000 to 2003 he served as Chairman and Chief Executive Officer of privately held Enginex Networks, Inc. Mr. Booth presently serves on the board of Virgin Islands Telephone Company Inc.
Under the terms of an agreement between Newcastle and us dated June 13, 2008, so long as Newcastle either (a) beneficially owns more than 50% of the shares of our outstanding common stock (including any common stock issuable upon conversion of a promissory note with an original principal amount of $11.1 million which we issued to it (the “Amended Convertible Note”)) or (b) greater than 50% of the original principal amount of the Amended Convertible Note remains outstanding, we agree to appoint to our board a number of designees of Newcastle constituting 50% of the then outstanding board members (or, if the number of members of the board of directors is an odd integer, such number of designees that is the lowest integer that is greater than 50% of our outstanding board members). In addition, pursuant to a purchase agreement between Newcastle and us dated January 31, 2007, so long as Newcastle beneficially owns at least 5% of our outstanding common stock, Newcastle is entitled to designate two members to our board of directors. Newcastle’s two designees are Messrs. Schwarz and Coleman.

The board recommends that you vote “FOR” the election of each of the nominees listed above. Proxies received will be so voted unless shareholders vote otherwise via the Internet or by telephone or specify otherwise in their completed and returned proxy cards.
CORPORATE GOVERNANCE
Director Independence
The board has determined that each of Messrs. Parks, Schwarz and Booth has no material relationship with us which would interfere with the exercise of independent judgment as a director, which is consistent with the AMEX director independence standards. In determining the independence of our directors and of each member of our committees, we utilize the independence standards of the AMEX. Our common stock had been listed on the AMEX until April 23, 2008. These independence standards are applied consistently to all directors and committee members. Mr. Coleman does not meet the aforementioned independence standards because he is our Interim Chief Executive Officer.
Board Committees
The board has established an audit committee, a compensation committee and a nominating committee. Other committees may be established by the board from time to time. Following is a description of each of the committees and their composition.
Audit Committee. Our audit committee currently consists of three directors: Messrs. Booth (chairman), Schwarz and Parks. The board has determined that:
•	Mr. Booth qualifies as an “audit committee financial expert,” as defined by the SEC; and
•
all members of the audit committee (i) are “independent” under the AMEX independence standards, (ii) other than Mr. Schwarz, meet the criteria for independence as set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) have not participated in the preparation of our financial statements at any time during the past three years and (iv) are financially sophisticated as such term is defined in the American Stock Exchange Company Guide. Mr. Schwarz is not independent for audit committee purposes under the Exchange Act rules as a result of his affiliation with Newcastle.

The audit committee is governed by a charter, which was adopted by the board and is available on our website at www.bellind.com. Among other things, the charter calls upon the audit committee to:
•	oversee our auditing, accounting and control functions, including having primary responsibility for our financial reporting process;
•	monitor the integrity of our financial statements to ensure the balance, transparency and integrity of published financial information;
•	monitor our outside auditor’s independence, qualifications and performance;
•	monitor our compliance with legal and regulatory requirements; and
•	monitor the effectiveness of our internal controls and risk management system.

It is not the duty of the audit committee to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements, and our independent registered public accounting firm is responsible for auditing those financial statements. Our audit committee does, however, consult with management and our independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the audit committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and approving professional services provided by them. The audit committee met four (4) times during 2008.
Compensation Committee. Our compensation committee consists of three members: Messrs. Schwarz (chairman), Booth and Parks. The board has determined that:
•	all members of the compensation committee qualify as “independent” under the AMEX independence standards;
•	all members of the compensation committee, other than Mr. Schwarz, qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act; and
•	all members of the compensation committee qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended.
The compensation committee is governed by a charter, which was adopted by the board and is available on our website at www.bellind.com. Among other things, our compensation committee determines the compensation of the Chief Executive Officer, reviews and approves compensation for all other executive officers as presented by the Chief Executive Officer, reviews and makes recommendations with respect to incentive compensation plans and equity-based plans, and provides oversight and guidance for compensation and benefit programs for all of our employees. The compensation committee does not use the services of any external consultant in determining either executive or director compensation. The compensation committee met one time during 2008.
Nominating Committee. Our nominating committee consists of three members: Messrs. Parks (chairman), Booth and Schwarz. The board has determined that all members of the nominating committee qualify as “independent” under the AMEX independence standards. The nominating committee is governed by a charter, which was adopted by the board and is available on our website at www.bellind.com. Among other things, our nominating committee identifies individuals qualified to become board members and recommends to the board the nominees for election to the board. The nominating committee met one time during 2008.
The nominating committee does not have a specific written policy or process regarding the nominations of directors, nor does it maintain minimum standards for director nominees. The nominating committee will consider persons recommended by shareholders for nomination for election as directors. The nominating committee will consider and evaluate a director candidate recommended by a shareholder in the same manner as a committee-recommended nominee. Shareholders wishing to recommend director candidates must follow the prior notice requirements as described under “Other Matters — Shareholder Proposals” in this proxy statement.
Code of Ethics
The board has established a corporate Code of Ethics which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. Among other matters, the Code of Ethics is designed to deter wrongdoing and to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the code; and
•	accountability for adherence to the Code of Ethics.
Waivers to the Code of Ethics may be granted only by the board. In the event that the board grants any waivers of the elements listed above to any of our officers, we expect to announce the waiver on a Current Report on Form 8-K within four business days following the date of the waiver. Our Code of Ethics is available on our website at www.bellind.com.

Public Availability of Corporate Governance Documents
Our key corporate governance documents, including our Code of Ethics and the charters of our audit committee, compensation committee and nominating committee are:
•	available on our corporate website at www.bellind.com; and
•	available in print to any shareholder who requests them from our corporate secretary.
Director Attendance
The board held seven (7) meetings during 2008. Each director attended at least 75% of the meetings of the board and of the committees on which he served.
Executive Sessions of the Board
Our independent directors meet regularly in executive session without management to review the performance of management and our Company and any related matters. Generally, executive sessions are held in conjunction with regularly scheduled meetings of the board. We expect the board to have at least four executive sessions each year.
Communications to the Board
Shareholders interested in communicating with the board or to specified individual directors may do so in writing to Bell Industries, Inc., 8888 Keystone Crossing, Suite 1700, Indianapolis, IN 46240; Attn: Kevin J. Thimjon, Secretary. These communications will be forwarded to the appropriate director or directors.
Shareholder Meeting Attendance
Directors are strongly encouraged to attend annual meetings of shareholders, but no specific policy exists regarding attendance by directors at such meetings. All directors attended the 2008 Annual Meeting of Shareholders.
DIRECTOR COMPENSATION
Directors are compensated for serving on the board and board committees through quarterly cash payments and options to purchase shares of our common stock. The Chairman of the Board receives annual cash compensation of $24,000 and each director receives annual cash compensation of $12,000 payable on a quarterly basis for serving on the board and board committees. Starting in 2009, the Chairman of the audit committee receives $5,000 additional cash compensation.
Director Compensation Table
The following table shows the compensation of the members of our board, other than Mr. Coleman, during fiscal year 2008. The compensation earned by Mr. Coleman for his service as a director is reported in the “All Other Compensation” column of the Summary Compensation Table set forth under “Executive Compensation — Summary Compensation Table”. Columns have been omitted from the table when there has been no compensation awarded to, earned by or paid to any of the members of our board required to be reported in that column.

	Fees Earned or
Name	Paid in Cash ($)	Total ($)
Mark E. Schwarz (1)	24,000	24,000
L. James Lawson (2)	12,000	12,000
Michael R. Parks (1)	12,000	12,000
Dale A. Booth (3)	4,000	4,000

(1)	At December 31, 2008, 1,250 stock options were outstanding for each of Messrs. Schwarz and Parks.

(2)	Mr. James Lawson served as a director, Chairman of the audit committee and a member of the compensation committee and nominating committee until December 4, 2008.

(3)	Mr. Booth has served on the board since September 5, 2008.

EXECUTIVE COMPENSATION
This section of the proxy statement explains our compensation for the persons who served as our Chief Executive Officer (our principal executive officer) and President and Chief Financial Officer (our principal financial officer) during our fiscal year ended December 31, 2008. We refer to the foregoing individuals collectively in this proxy statement as our named executive officers. We have elected to use the “smaller reporting company” rules issued by the SEC regarding the disclosure of executive compensation. Under these rules, we are providing executive compensation disclosure for our named executive officers, including the Summary Compensation Table for two years, the Outstanding Equity Awards at Fiscal Year End Table, the Director Compensation Table and certain narrative disclosures.
Executive Officers
All of our executive officers serve at the discretion of the board. The persons listed below are our executive officers:

Name	Age	Positions with our Company
Clinton J. Coleman	32	Interim Chief Executive Officer
Kevin J. Thimjon	43	President and Chief Financial Officer
Biographical information regarding Mr. Thimjon is set forth below. Mr. Coleman’s biographical information is set forth above under “Election of Directors.”
Kevin J. Thimjon, age 43, was appointed our Executive Vice President and Chief Financial Officer on January 8, 2007. Mr. Thimjon was promoted to President and Chief Financial Officer in February 2008. Mr. Thimjon previously served from 2004 as Chief Financial Officer of the Systems Integration business unit of Stanley Security Solutions, Inc., a division of The Stanley Works, an S&P 500 company. From 2002 until 2004, Mr. Thimjon served as Executive Vice President, Chief Financial Officer and Chief Operating Officer of ISR Solutions, Inc., a privately held integrator of sophisticated physical security solutions, which was acquired by Stanley Security Solutions, Inc. From 1995 until 2001, Mr. Thimjon served in various finance leadership roles for U.S. Office Products Company, a multi-national supplier of office products and business services. Prior to 1995, Mr. Thimjon was an Audit Manager at Price Waterhouse LLP. Mr. Thimjon is a certified public accountant.

Summary Compensation Table
The following table shows the cash and non-cash compensation awarded to or earned by our named executive officers during fiscal years 2008 and 2007. Other than the individuals named below, we did not have any other executive officers during fiscal year 2008. Columns have been omitted from the table when there has been no compensation awarded to, earned by or paid to either of the named executive officers required to be reported in that column.

					All Other
				Option	Compensation	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)(3)	Awards ($)(4)	($)(5)	($)
Clinton J. Coleman	2008	250,000	—	—	12,000	262,000
Interim Chief Executive Officer (1)	2007	116,346	—	—	11,000	127,346
Kevin J. Thimjon	2008	265,000	85,000	—	2,080	352,080
President and Chief Financial Officer (2)	2007	201,923	—	69,479	129	271,531

(1)	Mr. Coleman was appointed Interim Chief Executive Officer as of July 13, 2007 and is paid at an annual rate of $250,000.

(2)	Mr. Thimjon was appointed as our Chief Financial Officer as of January 8, 2007 and promoted to President and Chief Financial Officer on February 14, 2008.

(3)
Represents a discretionary bonus paid to Mr. Thimjon in connection with his performance in 2007, which bonus was subject to the closing of our sale of the SkyTel division. The bonus was paid to Mr. Thimjon in 2008 after the closing of our sale of the SkyTel division in June 2008.

(4)
Represents the dollar amount of equity compensation cost recognized for financial reporting purposes with respect to stock option awards in 2008 and 2007, computed in accordance with SFAS No. 123 (revised 2004), “Share-Based Payment”, excluding the impact of estimated forfeitures for service-based vesting conditions. The methodology and assumptions used in the valuation of stock option awards are included in Note 6 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

(5)
For Mr. Coleman, the amounts in this column represent the director fees paid to Mr. Coleman during 2008 and 2007, respectively. For Mr. Thimjon, the amounts in this column represent our matching contributions under the Bell Industries’ Employees’ Savings and Profit Sharing Plan during 2008 and 2007, respectively, the material terms of which are described below.

Narrative Disclosure To Summary Compensation Table
Employment Agreements or Arrangements
Clinton J. Coleman. Mr. Coleman’s employment with us during 2007 and 2008 was not subject to an employment agreement. During 2008, Mr. Coleman was paid an annual base salary rate of $250,000. His current annual base salary is $250,000.
Kevin J. Thimjon. On January 5, 2007, we entered into an employment letter with Mr. Thimjon pursuant to which Mr. Thimjon is employed as our Chief Financial Officer and Principal Financial Officer for a term of two years, beginning January 8, 2007, subject to certain termination rights. In 2007, Mr. Thimjon received an annual base salary of $210,000. On February 14, 2008, we amended the employment letter to promote Mr. Thimjon to our President and Chief Financial Officer and to increase his annual base salary to $275,000.

Material Terms of Bonus Awards
Pursuant to his employment letter, Mr. Thimjon is eligible to earn an annual performance award of up to 50% of his base salary upon the achievement of performance objectives and other factors determined by the compensation committee. Following the end of each fiscal year, the compensation committee determines the bonus award by considering the degree to which our financial performance met or exceeded the performance objectives and any other subjective factors that the compensation committee believes are relevant for the determination of bonuses.
In 2008, Mr. Thimjon also received a discretionary bonus, which is reflected in the “Bonus” column of the Summary Compensation Table, based on his performance in 2007. This bonus was subject to our sale of the SkyTel division, which occurred in 2008.
Material Terms of Option Awards
Upon Mr. Thimjon’s appointment as our Chief Financial Officer in January 2007, we issued to Mr. Thimjon non-qualified stock options to purchase 6,250 shares of our common stock. The terms of such stock options are set forth in the Outstanding Equity Awards at Fiscal Year End Table.
All Other Compensation
The amount listed as “All Other Compensation” for Mr. Coleman for 2008 and 2007 in the Summary Compensation Table consists of $12,000 and $11,000 in director fees paid to Mr. Coleman during 2008 and 2007, respectively.
The amounts listed as “All Other Compensation” for Mr. Thimjon for 2008 and 2007 in the Summary Compensation Table consist of $2,028 and $129 of matching contributions made by us under the Bell Industries’ Employees’ Savings and Profit Sharing Plan during 2008 and 2007, respectively.
Additional Compensation Disclosure
Savings and Profit Sharing Plan
We established the Bell Industries’ Employees’ Savings and Profit Sharing Plan (the “PSP”) in 1973 under which both employees and we may make contributions. The PSP will continue until terminated by the board. The board determines our contribution to the PSP in its discretion. For the fiscal year ended December 31, 2008, we contributed $109,000 in matching contributions to the PSP. Effective March 29, 2009, the board approved a reduction in the discretionary matching contributions to zero.
Change of Control Arrangements
Under our employment letter with Mr. Thimjon, in the event Mr. Thimjon’s employment is terminated by us without Cause (as such term is defined in the employment letter) or if Mr. Thimjon resigns for Good Reason (as such term is defined in the employment letter), we must pay him a severance amount equal to six months of his then current base annual salary, payable in one lump sum, an additional 20% of any unvested stock options held by him will vest and shall remain exercisable with respect to the vested portion for a period of 45 days and we must provide certain health insurance benefits for the shorter of six months or the date he becomes eligible to receive group health coverage under another employer’s plan. In the event Mr. Thimjon’s employment is terminated by us without Cause or if Mr. Thimjon resigns for Good Reason within 12 months of a Change of Control (as such term is defined in the employment letter), we must pay him a severance amount equal to one year of his then current base annual salary plus full annual bonus, payable in one lump sum, all of the unvested stock options held by him will vest and shall remain exercisable with respect to the vested portion for a period of 45 days and we must provide certain health insurance benefits for the shorter of one year or the date he becomes eligible to receive group health benefits under another employer’s plan. Under the employment letter, Mr. Thimjon is subject to restrictive covenants regarding non-disclosure of confidential information, non-competition and non-solicitation of our employees and consultants.

Indemnification Agreements
In addition to the indemnification provisions contained in our articles of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers. These agreements require us, among other things, to indemnify each such director and executive officer against all costs, charges, expenses (including legal or other professional fees), damages or liabilities incurred by such individual arising out of, in connection with, or incidental to, any action, suit, demand, proceeding, investigation or claim by reason of such individual’s status or service as a director or executive officer, regardless of whether sustained or incurred by reason of the individual’s negligence, default, breach of duty or failure to exercise due diligence. However, we will not indemnify such director or executive officer under these agreements if it is proved that such individual’s failure to act constituted a breach of his fiduciary duties as a director and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The agreements also require us to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.
Outstanding Equity Awards at Fiscal Year End Table
The following table shows the unexercised stock options held at the end of fiscal year 2008 by our named executive officers. Columns have been omitted from the table where there is no outstanding equity awards required to be reported in that column.

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option	Option
Name	Options (#) Exercisable	Options (#) Unexercisable	Exercise Price ($)	Expiration Date
Clinton J. Coleman	—	—	—	—
Kevin J. Thimjon (1)	1,000	1,500	76.60	1/8/17
	500	750	80.00	1/8/17
	500	750	120.00	1/8/17
	500	750	160.00	1/8/17

(1)
Each of these option grants were made as non-qualified option grants. The grants were not issued under any shareholder approved option or equity incentive plan; however, they were issued as inducement grants under the applicable rules of the AMEX. Each of these grants becomes exercisable in increments of an additional 20% of the total number of shares underlying such options on January 8, 2009, January 8, 2010 and January 8, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review of Related Person Transactions
We do not have a written policy for reviewing transactions between us and our directors and executive officers, their immediate family members and entities with which they have a position or relationship; however, we adhere to certain general procedures to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.
We annually require each of our directors and executive officers to complete a directors and officers questionnaire that elicits information about related person transactions. Our board and outside legal counsel annually review all transactions and relationships disclosed in the directors and officers questionnaires, and the board makes a formal determination regarding each director’s independence.
Upon receiving notice of any transaction between us and an executive officer that may present a conflict of interest, our Chief Executive Officer will discuss the transaction with the Chairman of the Board (or, if the transaction involves the Chief Executive Officer, the Chairman of the audit committee) to determine whether the transaction could present a conflict of interest. If the transaction has already occurred and a determination is made that a conflict of interest exists, the audit committee will determine the appropriate response. Our procedures for reviewing related person transactions do not require the approval or ratification of such transactions.
Related Person Transactions
As we are a “smaller reporting company” within the meaning of Regulation S-K of the Exchange Act, Item 404 of Regulation S-K requires disclosure of any transaction, since the beginning of our 2007 fiscal year or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which a related person had or will have a direct or indirect material interest. The term “related person” is defined in Item 404 and includes our directors, nominees for director, executive officers and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of our voting stock and each such person’s immediate family members, where applicable.

Related Person Transactions in 2007
On January 31, 2007, we issued a $10,000,000 Convertible Promissory Note (“Convertible Note”) to Newcastle pursuant to a purchase agreement. Under the purchase agreement, we granted Newcastle certain governance and related rights so long as Newcastle beneficially owns at least 5% of our outstanding common stock, including the right to designate two members to the board and a pre-emptive right to acquire additional securities in the event we propose to issue any additional securities. We also agreed to exempt Newcastle from any shareholder rights plan that may be adopted in the future and exempted Newcastle from certain notice provisions with respect to shareholder meetings and nominations of directors, as set forth in our bylaws. In connection with the purchase of the Convertible Note, we and Newcastle also entered into a registration rights agreement, pursuant to which Newcastle was granted demand and piggyback registration rights in respect of shares of common stock that may be issued under the Convertible Note. As security for our obligations under the Convertible Note, Newcastle was granted a subordinated security interest in substantially all of our assets. Mr. Schwarz, the Chairman of our board of directors, indirectly controls the general partner of Newcastle. In addition, Mr. Coleman, a member of our board and our current Interim Chief Executive Officer, is an employee of Newcastle, although Mr. Coleman was not a member of our board of directors at the time of the issuance of the Convertible Note. Because of Mr. Schwarz’s position with Newcastle, we determined that the transaction represented a related person transaction. The transaction was approved by the members of our board of directors, other than Mr. Schwarz.
Related Person Transactions in 2008
On June 13, 2008, we completed the sale of substantially all of the assets related to our SkyTel division to Velocita Wireless LLC (“Velocita”). In addition to other customary conditions to the closing of the transaction with Velocita, the consents of our secured lenders was required under the terms of the Asset Purchase Agreement, dated March 30, 2008, by and between us and Velocita, as amended. Newcastle requested substantial modifications to the terms of its Convertible Note as consideration for its consent to the transaction with Velocita, which represented the sale of a substantial portion of the collateral that was securing our debt to Newcastle under the Convertible Note.
Accordingly, we entered into a Waiver and Amendment Agreement and the Amended Convertible Note with Newcastle. The amendment included: (i) a reduction to the conversion price of the Amended Convertible Note from $76.20 per share to $4.00 per share; (ii) reduction to the interest rate on the Amended Convertible Note to 4% per annum from 8%; and (iii) the right to appoint 50% of the members of our board of directors (or, if we have an odd number of directors, a number of directors constituting a simple majority of the board) so long as (a) Newcastle has beneficial ownership of more than 50% of our outstanding common stock (taking into account common stock issuable upon conversion of the Amended Convertible Note) or (b) greater than 50% of the original principal amount of the Amended Convertible Note remains outstanding. We also have the option (subject to the consent of our senior lenders) to pay interest on the outstanding principal balance of the Amended Convertible Note in cash at a higher interest rate, after January 31, 2009, if the weighted average market price is greater than 200% of the conversion price. Upon a change of control (as defined in the Amended Convertible Note), Newcastle (or its assignee) may require us to repurchase the Amended Convertible Note at a premium price.
Because Mr. Schwarz and Mr. Coleman are affiliated with Newcastle, we determined that the proposed modifications to the Convertible Note represented a related person transaction. As such, the members of our board of directors that are not affiliated with Newcastle formed a special committee to review and analyze the Newcastle proposal, as well as other alternatives available to us.
On October 31, 2008, Newcastle assigned the Amended Convertible Note, together with its rights under the applicable security agreements and the registration rights agreement, to BI Holdings, L.P., a limited partnership of which Newcastle Capital Management, L.P. serves as General Partner.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of October 12, 2009, the record date of the annual meeting, there were approximately 433,416 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors and each director nominee, (ii) each of our named executive officers, (iii) each person who is known to us to beneficially own more than 5% of our common stock and (iv) all of our directors and executive officers as a group. As of October 12, 2009, Cede & Co., a nominee of securities depositories for various segments of the financial industry, held approximately 425,858 shares representing 98.3% of our outstanding common stock, none of which was owned beneficially by such organization. The number of shares beneficially owned is determined under the SEC’s rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and any shares which the individual has the right to acquire within 60 days of October 12, 2009 through the exercise of any stock option or other right. Unless otherwise noted, we believe that each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table:

	Number of Shares	Percent
Beneficial Owner(1)	Beneficially Owned	of Class
Directors and Executive Officers
Kevin J. Thimjon(2)	3,750	*
Mark E. Schwarz(3)	3,054,559	90.7%
Michael R. Parks(4)	1,500	*
Clinton J. Coleman	—	—
Dale A. Booth	—	—
All Directors and Executive Officers as a Group (5 Persons)(5)	3,059,809	90.7%
5% Shareholders
Royce & Associates, LLC(6)	38,160	8.8%
Berlin Financial, Ltd.(7)	22,693	5.2%
Newcastle Capital Management, L.P(8)	3,053,059	90.7%

*	Less than 1%

(1)	Each of our directors and executive officers may be reached at 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240.

(2)	Includes 3,750 shares issuable pursuant to currently exercisable stock options.

(3)
Includes 1,000 shares issuable pursuant to currently exercisable stock options. Includes 120,524 shares held by Newcastle for which Mr. Schwarz disclaims beneficial ownership. Includes 2,932,535 shares issuable pursuant to the Amended Convertible Note held by BI Holdings, L.P. (of which Newcastle Capital Management, L.P. serves as General Partner) for which Mr. Schwarz disclaims beneficial ownership.

(4)	Includes 1,000 shares issuable pursuant to currently exercisable stock options.

(5)	Includes 5,750 shares issuable pursuant to currently exercisable stock options and 2,932,535 shares issuable pursuant to the Amended Convertible Note.

(6)	Based on the Schedule 13G/A filed on January 25, 2008 by Royce & Associates, LLC, an investment advisor, whose address is 1414 Avenue of the Americas, New York, New York 10019.

(7)	Based on the Schedule 13G filed on July 17, 2007 by Berlin Financial, Ltd., an investment advisor, whose address is 1325 Carnegie Ave., Cleveland, Ohio 44115.

(8)	Includes 120,524 shares held by Newcastle and 2,932,535 shares issuable pursuant to the Amended Convertible Note.

REPORT OF THE AUDIT COMMITTEE
The audit committee reviews our financial reporting process on behalf of the board. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles.
In this context, the audit committee has reviewed and discussed with management and Crowe Horwath LLP, our independent registered public accounting firm for the 2008 fiscal year (“Crowe Horwath”) our audited consolidated financial statements for the fiscal year ended December 31, 2008 and the notes thereto. It has discussed with Crowe Horwath the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The audit committee also received and discussed with Crowe Horwath the written disclosures and the letter from Crowe Horwath required by applicable requirements of the PCAOB regarding communications with the audit committee concerning independence, and has discussed with Crowe Horwath its independence from us and our management. Based on such review and discussions, the audit committee recommended to the board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC.
The Audit Committee Of
The Board of Directors
Dale E. Booth
Michael R. Parks
Mark E. Schwarz
The above report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

PROPOSAL NO. 2:
RATIFICATION OF CROWE HORWATH LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Crowe Horwath LLP, previously doing business as Crowe Chizek and Company LLC (“Crowe Horwath”) has been engaged by the audit committee to act in such capacity for the fiscal year ending December 31, 2009. Although it is not required to do so, our board of directors is asking our shareholders to ratify the audit committee’s selection of Crowe Horwath. If our shareholders do not ratify the selection of Crowe Horwath, another independent registered public accounting firm will be considered by our audit committee. Even if the selection is ratified by our shareholders, the audit committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our Company and our shareholders. Representatives of Crowe Horwath are expected to be present at the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
During the period from July 20, 2006 through November 15, 2007, BKD, LLP (“BKD”) was our independent registered public accounting firm. There were no disagreements between us and BKD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. There were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K during our fiscal year ended December 31, 2006, and through November 15, 2007. BKD did not issue any reports on our consolidated financial statements for the year ended December 31, 2007 or 2008.
Effective November 15, 2007, BKD resigned as our independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the audit committee. Effective November 19, 2007, we engaged Crowe Horwath as our new independent registered public accounting firm. The decision to engage Crowe Horwath was approved by the audit committee. Since November 19, 2007, we have not consulted with Crowe Horwath regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Audit Fees
We incurred the following fees for services performed by Crowe Horwath, BKD, PricewaterhouseCoopers LLP (“PwC”) and Grobstein, Horwath & Company LLP in 2008 and 2007.

			Audit
		Audit	Related	Tax	All Other	Total
Firm	Year	Fees ($)	Fees ($)	Fees ($)	Fees ($)	($)
Crowe Horwath(1)	2008	250,000	35,250	18,252	—	303,502
	2007	309,000	—	—	—	309,000
BKD(2)	2008	—	—	—	—	—
	2007	232,225	—	5,000	—	237,225
PwC(3)	2008	—	—	—	—	—
	2007	—	180,000	—	—	180,000
Grobstein, Horwath & Company LLP(4)	2008	—	—	—	—	—
	2007	—	12,500	—	—	12,500

(1)
For the years ended December 31, 2008 and 2007, Crowe Horwath billed us an aggregate of $205,000 and $309,000, respectively, for professional services in connection with the audit of our consolidated financial statements. In addition, Crowe Horwath billed us an aggregate of $45,000 for professional services in connection with the reviews of our consolidated interim financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008. For the year ended December 31, 2008, Crowe Horwath billed us an aggregate of $15,000 for professional services rendered for audit-related services related to our 401(k) plan and $20,250 for professional services related to the audit of discontinued operations and the Amended Convertible Note. Crowe Horwath also billed us $18,252 related to professional services rendered for the review of our federal and state income tax returns during the year ended December 31, 2008.

(2)
For the year ended December 31, 2007, BKD billed us $79,725 for professional services in connection with reviews of our consolidated interim financial statements included in our Quarterly Reports on Form 10-Q for the periods ended March 31, 2007, June 30, 2007 and September 30, 2007 and $152,500 for their audit of the financial statements required in connection with our acquisition of SkyTel in 2007. BKD also billed us $5,000 related to professional services rendered for their review of tax matters related to the acquisition of SkyTel in 2007.

(3)
For the year ended December 31, 2007, PwC billed us an aggregate of $180,000 for professional services rendered in connection with due diligence and advisory services related to mergers and acquisitions.

(4)	For the year ended December 31, 2007, Grobstein, Horwath & Company LLP billed us an aggregate of $12,500 for professional services rendered for audit-related services related to our 401(k) plan.
Policy for Pre-Approval of Independent Registered Public Accounting Firm Services
The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically communicate to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
Vote Required
The affirmative vote of a majority of the shares of our common stock represented at the meeting and entitled to vote is necessary to ratify the appointment of Crowe Horwath as our independent registered public accounting firm.
The board recommends that you vote “FOR” the ratification of Crowe Horwath as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16 of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of the copies of such forms furnished to us and written representations from these officers and directors, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% shareholders were met during the year ended December 31, 2008.
Expenses of Proxy Solicitation
Brokerage firms and other custodians, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies, and we will reimburse such brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of our common stock. Our directors, officers and employees may solicit proxies by telephone, facsimile or electronic communication or in person (but will receive no additional compensation for such solicitation). We will bear the expense of this proxy solicitation.
Annual Report on Form 10-K
For shareholders receiving a printed copy of the proxy materials, a copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2008 accompanies this notice of annual meeting and proxy statement. The Annual Report on Form 10-K will also be available at www.proxyvote.com. No portion of the Annual Report on Form 10-K is incorporated herein or is to be considered proxy soliciting material. Additional copies of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 will be provided, without charge, upon the written request of any shareholder. This request should be directed to Bell Industries, Inc., 8888 Keystone Crossing, Suite 1700, Indianapolis, Indiana 46240; Attn: Chief Financial Officer. Our latest quarterly report on Form 10-Q is available from our Chief Financial Officer at the foregoing address. Our Annual Report on Form 10-K and our other periodic filings are available on the SEC’s website at www.sec.gov.
Shareholder Proposals
In accordance with SEC rules, if a shareholder wishes to have a proposal printed in the proxy statement to be used in connection with our next annual meeting of shareholders, such proposal must be received by Kevin Thimjon, Secretary, at the address above prior to June 28, 2010 in order to be included in our proxy statement and form of proxy relating to that meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) we receive notice of the proposal before the close of business on September 11, 2010 and advise shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) we do not receive notice of the proposal prior the close of business on September 11, 2010.
In addition, shareholders may present proposals, which are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the shareholder must comply with the procedures specified in our bylaws. Our bylaws require that, for other business to be properly brought before an annual meeting by a shareholder, we must have received written notice thereof not less than 60 nor more than 90 days prior to the annual meeting (or, if less than 70 days notice or other public disclosure of the date of the annual meeting is given, not later than 10 days after the earlier of the date notice was mailed or public disclosure of the date was made). The notice must set forth (a) a brief description of the business proposed to be brought before the annual meeting, (b) the shareholder’s name and address, (c) the number of shares beneficially owned by such shareholder as of the date of the shareholder’s notice, and (d) any financial interest of such shareholder in the proposal. Similar information is required with respect to any other shareholder, known by the shareholder giving notice, supporting the proposal.
If the proposal includes the nomination of a person to become a director, the nomination is required to contain certain information about both the nominee and the shareholder making the nomination as set forth in our bylaws. In addition, the notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be considered independent under the independence standards of the AMEX or the Exchange Act, or, alternatively, a statement that the recommended candidate would not be independent. A nomination which does not comply with the above requirements will not be considered.

OTHER BUSINESS
The board knows of no other matters that are likely to come before the meeting. If any such matters should properly come before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.
By Order of the Board of Directors
Kevin J. Thimjon
Secretary
October 23, 2009

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
BELL INDUSTRIES, INC. 8888 KEYSTONE CROSSING, STE 1700 INDIANAPOLIS, IN 46240
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # à 000000000000

THE COMPANY NAME INC. - COMMON	SHARES	123, 456, 789, 012. 12345
THE COMPANY NAME INC. - CLASS A		123, 456, 789, 012. 12345
THE COMPANY NAME INC. - CLASS B		123, 456, 789, 012. 12345
THE COMPANY NAME INC. - CLASS C		123, 456, 789, 012. 12345
THE COMPANY NAME INC. - CLASS D		123, 456, 789, 012. 12345
THE COMPANY NAME INC. - CLASS E		123, 456, 789, 012. 12345
THE COMPANY NAME INC. - CLASS F		123, 456, 789, 012. 12345
THE COMPANY NAME INC. - 401 K		123, 456, 789, 012. 12345
PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors Nominees	☐	☐	☐

01 Mr. Dale A. Booth 02 Mr. Clinton J. Coleman 03 Mr. Michael R. Parks 04 Mr. Mark E. Schwarz

The Board of Directors recommends you vote FOR the following proposal(s):					For Against Abstain

2.	To ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009				☐ ☐ ☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the annual meeting.

For address change/comments, mark here. (see reverse for instructions)			☐	Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

		JOB #				SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

BELL INDUSTRIES, INC.
Annual Meeting of Shareholders
December 10, 2009 12:00 PM
This proxy is solicited by the Board of Directors
The undersigned hereby appoints Mark Schwarz and Kevin Thimjon, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated below all of the shares of common stock of Bell Industries, Inc. held of record by the undersigned on October 12, 2009, at the Annual Meeting of Shareholders to be held on December 10, 2009 or any adjournment or postponement thereof.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted for the election of all nominees as directors and for each of the other listed proposals. The return of an executed proxy grants discretionary authority to the Board to cumulate votes.
Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side